Exhibit 99.1
Goldman Sachs Energy Conference January 17 -18, 2007

Forward-Looking Statements Except for historical information contained herein, the statements, charts and graphs in this presentation are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of Pioneer are subject to a number of risks and uncertainties that may cause Pioneer's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, third party approvals, international operations and associated international political and economic instability, litigation, the costs and results of drilling and operations, availability of drilling equipment, Pioneer's ability to replace reserves, implement its business plans (including its plan to repurchase stock) and complete its development projects as scheduled, access to and cost of capital, uncertainties about estimates of reserves, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, acts of war or terrorism. These and other risks are described in Pioneer's 10-K and 10-Q Reports and other filings with the Securities and Exchange Commission. Please see the Appendix to this presentation for other important information.

Delivering on Low-Risk Strategy Over 90% of production and proved reserves in North America On track to produce ~36 MMBOE 2006 (high end of guidance) Targeting profitable double-digit production per share growth for 2006-2010 Minimum 10% per share growth driven by high-margin / high-return / low-risk development drilling ~75% of development growth coming from oil-related projects Resource plays provide upside above 10% 2007 Capital Budget expected to be more closely aligned with DCF F&D cost expected to average $10 - $15 / BOE for 2007 to 2010 Cash margins projected to improve ~25% by 2010 (not price driven) NAV significantly exceeds current stock price

Targeting Profitable Double-Digit Production Growth Production Per Share Growth Targets 2006 - 2010 CAGR Development 10% W/ Risked Resource Plays up to 18% W/ Risked High-Impact Exploration up to 21% Company Target >10% MMBOE Edwards, Rockies and Tunisia Spraberry, Raton, Canada, South Coast Gas, Oooguruk and Clipper High-Impact Exploration ~36 2006 / 2007 Guidance 10+% per share

YTD 05 YTD 06 Exit Rate US 73 83 86 Canada 7 8 8 Africa 10 7 6 2005 93 MBOEPD 90 98 95 - 100 U.S. Canada Africa Note: 2005 production pro forma for Argentina and Deepwater GOM divestitures; assumes 2005 and 2006 VPP volumes in place for all of 2005 (i.e. volumes effective 2/1/05 plus 9 MBOEPD effective 1/1/06) 9 mo. '05 9 mo. '06 2006 Exit Rate March Forecast 9 mo. '06 production up 8% from 9 mo. '05 North America up 14% Driven by growth from Spraberry, Raton and Canada On track to: Produce ~36 MMBOE in 2006 (high end of guidance) Meet or exceed high end of forecast 2006 exit rate of 95 - 100 MBOEPD Edwards success adding to future growth Upside potential from resource plays in Rockies, other onshore Gulf Coast areas and Tunisia Oooguruk and South Coast Gas development projects on schedule Production Growth on Track

Strong Returns on 2007 Development Drilling & Projects1 Current Cost Environment $60/BBL & $7.50/MCF Before Tax $60/BBL & $7.50/MCF Before Tax $60/BBL & $7.50/MCF Before Tax Sensitivity:2 $50/BBL & $5.50/MCF Before Tax Sensitivity:2 $50/BBL & $5.50/MCF Before Tax F&D Cost $/BOE Cash Margin $/BOE IRR DROI3 IRR DROI3 Spraberry (West Texas Oil & Gas) 11 45 35% 1.8 25% 1.5 Raton (Colorado Gas) 5 27 40% 2.5 25% 1.7 Horseshoe Canyon (Canada Gas) 8 25 45% 2.2 20% 1.3 South Africa Gas (Gas indexed to oil) 13 38 40% 1.8 30% 1.4 Oooguruk (Alaska Oil) 7 44 40% 1.8 30% 1.5 1) Cash margins, IRRs, DROIs and F&D costs assume current costs / differentials. Cash margins are pre-tax reflecting revenues less production costs. 3) Discounted Return on Investment (DROI) is defined as present value of future cash flow discounted at 10% divided by discounted capital investment. 2) Sensitivity case assumes no reduction in costs or differentials.

2006 - 2010 Capital Allocation Total Budget Maintance 600 2P Growth 400 100 Risk Success Growth 300 asd 100 2006 - 2010 Average Annual Capital ~ $0.5 B Maintenance Capital Capital to Generate 10% Growth (Mostly Development Drilling) ~ $0.4 B $0.9 B 1) Level of spending dependent on drilling success Capital to Generate Growth Above 10%1 (Mostly Resource Plays)

2007 / 2011 Maintenance Capital Requirements 1 PDP production declines ~ 7% excluding VPP volumes. 2 Excludes facilities and other maintenance capital of ~ $50 MM per year. PDP production declines ~9% per year1 ~ $0.5 B per year required to maintain flat production Date PDP Production (MBOED) VPP Volume (MBOED) Development Drilling Adds (MBOED) Total Production (MBOED) # of Spraberry Wells # of Raton Wells CapEx2 ($MM) 2007 88 15 8 111 300 156 360 2008 81 13 17 111 312 156 370 2009 74 12 25 111 319 163 380 2010 72 7 32 111 324 168 390 2011 68 4 39 111 336 168 400 PDP Production 2009 Dev. Drilling VPP Volume 2010 Dev. Drilling 2007 Dev. Drilling 2011 Dev. Drilling 2008 Dev. Drilling 150 125 100 75 50 25 Production (MBOED)

2006 2007 2010 LOE 28 33 37 2 Cash Margins Improve ~25% by 2010 1) Cash margins are pre-tax reflecting revenues less production costs, G&A expense and interest expense; based on current strip pricing and costs 2) Based on current strip pricing / costs and production growth from development drilling and projects Cash Margins ($ / BOE)1 Production mix benefits from lower-cost volume growth (e.g. Spraberry, Raton, Edwards, South Coast Gas and Oooguruk) $5 - 6 / BOE average cost for new production vs. 1H 2006 average production cost of $9.68 / BOE (VPP-adjusted) G&A cost initiatives Improving unit operating costs related to declining VPP obligations Added 90 MMCFPD of gas hedges above $9.00 for 2007 Expiration of legacy oil hedges in 2008 ~25% Improvement 2007 - 2010 Cash Flow CAGR >15%2

Spraberry Anchors Growth Pioneer's largest asset 315,000 gross acres 4,200 active wells (>95% operated) 2006 Objective: Add Production and Reserves Ramped up Permian drilling program from 190 to ~325 wells Rigs increased from 12 at YE 2005 to 17 currently Majority of wells in 2006 tested deeper Spraberry Wolfcamp potential Strong BTax returns @ $60/BBL IRR: 35% DROI: 1.8 Pursued acreage expansion and bolt-on acquisitions Aggressive leasing campaign: >90K gross acres through Q3 '06 Completed $35 MM bolt-on acquisition and JV with major oil company 9 mo. '06 production up 23% from 9 mo. '05

Edwards Expansion on Schedule

- >270,000 gross acres
- 6 new discoveries through Q3 '06
- 2 new processing facilities in Q3 '06
- 23-well program in late 2005 and 2006
- 5 rigs working along trend
- Estimated gross resource potential from prospect drilling and appraisal activity to date
  - 150 BCF (P90) to 325 BCF (mean)
- Shooting ~850 mi^2 of 3-D through 2007 on discoveries (multiple surveys)
  - Development drilling to ramp up in 2007



Mertz / NE Word
SW Kenedy
Washburn
Pawnee 310 BCF
Three Rivers
New PXD Discoveries
Existing PXD Fields
PXD Focus Area
Existing Gas Fields

PIONEER NATURAL RESOURCES 11

Raton Expansion Continues New Mexico Colorado Raton Basin 310,000 gross acres Drilling program increased from 289 wells in 2005 to ~300 wells in 2006 Strong BTax returns @ $7.50/MCF IRR: 40% DROI: 2.5 Drilling program, pipeline expansion and compression delivering production growth Raton Vermejo 9 mo. '06 production up 9% from 9 mo. '05 2006 production expected to exceed 5% to 7% annual growth target versus '05

Rockies Emerging Resource Plays

- Lay Creek CBM (Sand Wash Basin)
  - New water treatment facility in place Q3 '06
  - 22 wells from initial 2 pilots on production by end Q1 '07
  - Currently drilling and testing 3 additional pilots
- Columbine Springs CBM (Piceance Basin)
  - 20-well pilot project on production Q1 '07
  - Water disposal capability in place
- Castlegate CBM (Uinta Basin)
  - 25-well pilot project on production Q3 '06
- Main Canyon Gas Play (Uinta Basin)
  - 2 wells planned for Q4 '06 and Q1 '07
  - Shooting ~100 sq. mi. of additional 3-D seismic


Columbine Springs
Lay Creek
Uinta Basin
Sand Wash Basin
Castlegate
Piceance Basin
Main Canyon
Utah
Colorado

Results to be evaluated in 2H '07 to determine commercialization potential

PIONEER NATURAL RESOURCES
13

Canada Production Growing Horseshoe Canyon CBM 70,000 gross acres with ~500 locations 2006 drilling program contributed significantly to strong YTD production growth Attractive BTax returns @ $7.50/MCF IRR: 45% DROI: 2.2 Mannville CBM ~75,000 gross acres Testing 3 pilots in 2006 / 2007 (2 wells each) 6 wells drilled and dewatering Identifying drilling and completion techniques that could potentially generate commercial production rates Calgary Edmonton Horseshoe Canyon Mannville Chinchaga 9 mo. '06 production up 16% from 9 mo. '05

Development Projects On Schedule 7-well subsea tie-back to existing F-A platform Development drilling underway Subsea infrastructure and well tie-ins 1H '07 First production 2H '07 Subsequent development phases anticipated post-2012 Gross reserve potential: 203 BCFG / 5.5 MMBL >200 BCF of gross reserve potential could be added post 2012 South Africa - South Coast Gas Gravel drill site completed Procuring equipment and services Fabricating modules to use on drill site Drilling to commence late 2007 First production 2008 Gross reserve potential: 70 - 90 MMBO Expansion opportunity Alaska - Oooguruk

Tunisia Provides Core Area Potential Tunisia Algeria Libya 1) Subject to ETAP participation of up to 50% WI El Hamra Anaguid Jenein Nord Adam BEK Over 5 million net acres Working interests ranging from 20% to 100%1 in 5 concessions 9 successful wells drilled to date in Adam Concession (90% success rate) Hawa appraisal well on production late Q4 '06 Strong BTax returns @ $60/BBL IRR: >100% DROI: >3.0 Q4 '06 / Q1 '07 drilling program Adam: 1 well Jenein Nord: 2 wells (PXD-operated) Borj El Khadra: 1 well Evaluating options for increased gas sales

Positioned to Create Value Low-risk business strategy already delivering 10% annual per share production growth1 Over 2006 - 2010 period, on track to deliver: Profitable, double-digit per share production growth from high-return development drilling and resource plays Improved cash margins by ~25% Average F&D cost of $10 - $15 / BOE for 2007 - 2010 Increased net asset value per share Continue to reduce share count 29 MM shares repurchased over past two years as of September 30 (20% of shares outstanding) Consider additional repurchases upon completion of current program 1) Pro forma for discontinued operations; assumes 2005 and 2006 VPP volumes in place for all of 2005

Appendix

Pioneer Today


Chinchaga
Horseshoe Canyon
Sand Wash
Raton
Uinta / Piceance
Hugoton
West Panhandle
Mississippi
Spraberry
Edwards
North Slope
Alaska
Cook Inlet

January 1, 2006 Company Metrics[1]	
Total Reserves	865 MMBOE
Pre-Tax PV_{10}	$8.6 B[2]
% PDP	61%
% Gas	55%
R / P Ratio	23 Years[3]
% North America	98%
% Operated Production	~90%


Tunisia
Nigeria
Equatorial Guinea
South Africa
Sable / South Coast Gas

Operating Areas

1) Pioneer pro forma for discontinued operations as of 12/31/05
2) Reflects year-end 2005 NYMEX pricing of $61.04/BBL for oil and $10.08/MCF for gas
3) Adjusted to include 2006 VPP production and reserves sold

PIONEER NATURAL RESOURCES 19

Spraberry Type Curve (w/o Wolfcamp) Years Oil Wet Gas Dry Gas MCF Dry Gas (BOE) 0 38 97.33 49.73 7 8 1 22.87 43.04 21.99 3.67 6.03 2 18.18 34.53 17.64 2.94 4.83 3 15.78 33.51 17.12 2.85 4.69 4 13.77 28.9 14.76 2.46 4.05 5 12.34 24.39 12.46 2.08 3.41 6 11.22 24.64 12.59 2.1 3.45 7 10.31 24.2 12.36 2.06 3.39 8 10.25 22.21 11.35 1.89 3.11 9 9.48 22.47 11.48 1.91 3.15 10 8.83 20.73 10.59 1.76 2.9 11 8.14 21.73 11.1 1.85 3.04 12 7.73 23.19 11.85 1.97 3.25 13 7.41 18.96 9.69 1.61 2.65 14 7.19 17.89 9.14 1.52 2.5 15 7.03 17.59 8.99 1.5 2.46 16 6.87 18.23 9.31 1.55 2.55 17 6.61 17.79 9.09 1.52 2.49 18 6.33 16.97 8.67 1.44 2.38 19 6.08 16.29 8.32 1.39 2.28 20 5.84 15.64 7.99 1.33 2.19 21 5.6 15.01 7.67 1.28 2.1 22 5.38 14.41 7.36 1.23 2.02 23 5.16 13.83 7.06 1.18 1.94 24 4.96 13.27 6.78 1.13 1.86 25 4.76 12.74 6.51 1.08 1.78 Years BOEPD Oil NGL Gas Avg. Working Interest: ~90% Avg. Net Revenue Interest: ~75% Mean EUR (Gross): 110 MBOE With Wolfcamp: 130 MBOE Drilling Cost: $0.9 MM / Well With Wolfcamp: $1.1 MM / Well Avg. Well Life: 35 Years

Raton Type Curve Years 2004 - 2006 Avg 0 100 1 150 2 157 3 153 4 140.5601195 5 130.0131103 6 120.257502 7 111.2339114 8 102.8874111 9 95.16719519 10 88.02627013 11 81.42116847 12 75.3116844 13 69.66062897 14 64.43360373 15 59.59879133 16 55.12676184 17 50.99029365 18 47.16420773 19 43.62521436 20 40.35177138 21 37.32395307 22 34.52332885 23 31.93285107 24 29.53675128 25 27.32044421 26 25.27043901 27 23.37425713 28 21.62035634 29 19.9980605 30 18.49749457 Years MCFPD Raton Type Curve reflects a combination of initial wells in a section and infill drilling Initial wells require dewatering; infill wells do not Avg. Working Interest: ~96% Avg. Net Revenue Interest: ~84% Mean EUR (Gross): 0.8 BCFE1 Drilling Cost: $0.45 MM / Well Avg. Well Life: 35 Years 1) Reflects average EUR for 2004 - 2006 drilling program, which included a mix of initial wells in a section and infill drilling. Similar mix and EURs expected from 2007 program. Dewatering Period

Years Gas 0 82.34311884 1 94.81128447 2 79.44693333 3 69.73333333 4 62.48764224 5 55.17649938 6 48.67891677 7 43.25408282 8 38.38502774 9 34.10789979 10 30.25901532 11 27.01845797 12 24.07975072 13 20.99282319 14 18.64090683 15 15.8 Horseshoe Canyon Type Curve Years MCFPD Horseshoe Canyon Type Curve represents typical industry experience in areas of trend where PXD drilling Actual production performance varies above and below this curve PXD's program being modeled from this curve Avg. Working Interest: ~76% Avg. Net Revenue Interest: ~65% Mean EUR (Gross): 0.3 BCFE Drilling Cost: $0.3 MM / Well Avg. Well Life: 25 Years

Pawnee EURs Expected For Edwards Trend H1 10.2 8 H2 9.1 5 H3 8.4 1 H4 7.9 7 H5 4.8 15 H6 4.0 3 H7 4.0 2 H8 3.5 9 H9 1.8 3 H10 1.7 7 H11 0.0 3 0 0 5.263 2.467 5.428 2.829 2.138 4.441 3.125 2.796 2.796 0.789 0.263 0.083333333 0 4.052 2.274 5.328 2.78 1.898 2.813 2.885 1.82 2.133 0.723 0.203 0.166666667 0 3.489 2.137 5.229 2.733 1.727 2.225 2.679 1.487 1.746 0.671 0.161 0.25 0 3.151 2.034 5.133 2.687 1.602 1.906 2.504 1.303 1.501 0.63 0.132 0.333333333 2.896 1.948 5.039 2.642 1.497 1.679 2.347 1.172 1.313 0.594 0.109 0.416666667 2.706 1.877 4.946 2.598 1.412 1.518 2.208 1.079 1.171 0.564 0.092 0.5 2.556 1.816 4.855 2.556 1.34 1.396 2.085 1.007 1.06 0.538 0.078 0.583333333 2.434 1.764 4.765 2.514 1.279 1.3 1.975 0.95 0.971 0.516 0.068 0.666666667 2.331 1.718 4.677 2.473 1.226 1.221 1.876 0.902 0.898 0.496 0.059 0.75 2.243 1.678 4.591 2.433 1.18 1.155 1.787 0.863 0.836 0.478 0.052 0.833333333 2.166 1.641 4.507 2.395 1.139 1.099 1.706 0.828 0.783 0.462 0.046 0.916666667 2.099 1.608 4.424 2.357 1.102 1.05 1.631 0.798 0.737 0.447 0.041 1 2.039 1.578 4.342 2.32 1.068 1.007 1.563 0.772 0.697 0.434 0.037 1.083333333 1.985 1.55 4.262 2.284 1.038 0.969 1.501 0.748 0.662 0.422 0.033 1.166666667 1.936 1.525 4.184 2.249 1.01 0.935 1.443 0.727 0.63 0.411 0.03 1.25 1.891 1.501 4.107 2.214 0.985 0.905 1.389 0.707 0.602 0.401 0.028 1.333333333 1.85 1.479 4.031 2.18 0.961 0.877 1.34 0.69 0.577 0.391 0.025 1.416666667 1.812 1.458 3.957 2.147 0.939 0.851 1.293 0.674 0.553 0.382 0.023 1.5 1.777 1.439 3.884 2.115 0.919 0.828 1.25 0.659 0.532 0.374 0.021 1.583333333 1.745 1.421 3.812 2.084 0.9 0.807 1.21 0.645 0.513 0.366 0.02 1.666666667 1.714 1.404 3.742 2.053 0.882 0.787 1.172 0.632 0.495 0.359 0.018 1.75 1.686 1.388 3.673 2.023 0.866 0.768 1.137 0.62 0.479 0.352 0.017 1.833333333 1.659 1.372 3.605 1.994 0.85 0.751 1.103 0.609 0.464 0.345 0.016 1.916666667 1.634 1.358 3.539 1.965 0.835 0.735 1.072 0.598 0.449 0.339 0.015 2 1.61 1.344 3.474 1.937 0.821 0.72 1.042 0.588 0.436 0.333 0.014 2.083333333 1.588 1.331 3.41 1.909 0.808 0.706 1.014 0.579 0.424 0.327 0.013 2.166666667 1.566 1.318 3.347 1.882 0.795 0.692 0.987 0.57 0.412 0.322 0.012 2.25 1.546 1.306 3.285 1.856 0.783 0.679 0.962 0.562 0.401 0.317 0.012 2.333333333 1.526 1.294 3.225 1.83 0.771 0.667 0.938 0.554 0.391 0.312 0.011 2.416666667 1.508 1.283 3.165 1.805 0.76 0.656 0.915 0.546 0.382 0.308 0.01 2.5 1.49 1.272 3.107 1.78 0.75 0.645 0.893 0.539 0.372 0.303 0.01 2.583333333 1.473 1.262 3.05 1.755 0.74 0.635 0.872 0.532 0.364 0.299 0.009 2.666666667 1.457 1.252 2.994 1.732 0.73 0.625 0.852 0.525 0.356 0.295 0.009 2.75 1.442 1.243 2.938 1.708 0.721 0.616 0.833 0.519 0.348 0.291 0.008 2.833333333 1.427 1.233 2.884 1.686 0.712 0.607 0.815 0.513 0.34 0.287 0.008 2.916666667 1.412 1.224 2.831 1.663 0.704 0.598 0.798 0.507 0.333 0.284 0.008 3 1.398 1.216 2.779 1.641 0.696 0.59 0.781 0.501 0.327 0.28 0.007 3.083333333 1.385 1.208 2.728 1.62 0.688 0.582 0.765 0.496 0.32 0.277 0.007 3.166666667 1.372 1.199 2.677 1.599 0.68 0.574 0.75 0.491 0.314 0.274 0.007 3.25 1.36 1.192 2.628 1.578 0.673 0.567 0.735 0.486 0.308 0.271 0.006 3.333333333 1.348 1.184 2.58 1.558 0.666 0.56 0.721 0.481 0.303 0.268 0.006 3.416666667 1.336 1.177 2.532 1.538 0.659 0.553 0.707 0.476 0.297 0.265 0.006 3.5 1.325 1.17 2.486 1.518 0.652 0.547 0.694 0.472 0.292 0.262 0.006 3.583333333 1.314 1.163 2.44 1.499 0.646 0.54 0.682 0.467 0.287 0.259 0.005 3.666666667 1.304 1.156 2.395 1.48 0.639 0.534 0.67 0.463 0.282 0.257 0.005 3.75 1.293 1.149 2.351 1.462 0.633 0.528 0.658 0.459 0.278 0.254 0.005 3.833333333 1.283 1.143 2.307 1.444 0.627 0.523 0.646 0.455 0.273 0.251 0.005 3.916666667 1.274 1.137 2.265 1.426 0.622 0.517 0.635 0.451 0.269 0.249 0.005 4 1.264 1.13 2.223 1.408 0.616 0.512 0.625 0.447 0.265 0.247 0.004 4.083333333 1.255 1.125 2.182 1.391 0.611 0.507 0.615 0.444 0.261 0.244 0.004 4.166666667 1.246 1.119 2.142 1.375 0.606 0.502 0.605 0.44 0.257 0.242 0.004 4.25 1.238 1.113 2.103 1.358 0.6 0.497 0.595 0.437 0.253 0.24 0.004 4.333333333 1.229 1.108 2.064 1.342 0.595 0.492 0.586 0.433 0.25 0.238 0.004 4.416666667 1.221 1.102 2.026 1.326 0.591 0.487 0.577 0.43 0.246 0.236 0.004 4.5 1.213 1.097 1.988 1.31 0.586 0.483 0.568 0.427 0.243 0.234 0.004 4.583333333 1.205 1.092 1.952 1.295 0.581 0.478 0.56 0.424 0.24 0.232 0.004 4.666666667 1.198 1.087 1.916 1.28 0.577 0.474 0.551 0.421 0.236 0.23 0.003 4.75 1.19 1.082 1.881 1.265 0.573 0.47 0.543 0.418 0.233 0.228 0.003 4.833333333 1.183 1.077 1.846 1.25 0.568 0.466 0.536 0.415 0.23 0.226 0.003 4.916666667 1.176 1.072 1.812 1.236 0.564 0.462 0.528 0.412 0.228 0.225 0.003 5 1.169 1.067 1.779 1.222 0.56 0.458 0.521 0.409 0.225 0.223 0.003 5.083333333 1.162 1.063 1.746 1.208 0.556 0.455 0.514 0.407 0.222 0.221 0.003 5.166666667 1.156 1.058 1.714 1.194 0.552 0.451 0.507 0.404 0.219 0.219 0.003 5.25 1.149 1.054 1.682 1.181 0.548 0.447 0.5 0.401 0.217 0.218 0.003 5.333333333 1.143 1.05 1.651 1.168 0.545 0.444 0.493 0.399 0.214 0.216 0.003 5.416666667 1.136 1.045 1.621 1.155 0.541 0.44 0.487 0.396 0.212 0.215 0.003 5.5 1.13 1.041 1.591 1.142 0.537 0.437 0.481 0.394 0.209 0.213 0.003 5.583333333 1.124 1.037 1.561 1.13 0.534 0.434 0.475 0.392 0.207 0.212 0.002 5.666666667 1.119 1.032 1.533 1.117 0.531 0.431 0.469 0.389 0.205 0.21 0.002 5.75 1.113 1.028 1.504 1.105 0.527 0.428 0.463 0.387 0.203 0.209 0.002 5.833333333 1.107 1.024 1.477 1.093 0.524 0.425 0.457 0.385 0.2 0.207 0.002 5.916666667 1.102 1.019 1.45 1.082 0.521 0.422 0.452 0.383 0.198 0.206 0.002 6 1.096 1.015 1.423 1.07 0.518 0.419 0.446 0.381 0.196 0.205 0.002 6.083333333 1.091 1.011 1.397 1.059 0.514 0.416 0.441 0.379 0.194 0.203 0.002 6.166666667 1.086 1.007 1.371 1.048 0.511 0.413 0.436 0.377 0.192 0.202 0.002 6.25 1.08 1.003 1.346 1.037 0.508 0.41 0.431 0.374 0.19 0.201 0.002 6.333333333 1.075 0.998 1.321 1.026 0.505 0.408 0.426 0.373 0.188 0.2 0.002 6.416666667 1.07 0.994 1.296 1.015 0.503 0.405 0.421 0.371 0.187 0.198 0.002 6.5 1.066 0.99 1.273 1.005 0.5 0.402 0.417 0.369 0.185 0.197 0.002 6.583333333 1.061 0.986 1.249 0.994 0.497 0.4 0.412 0.367 0.183 0.196 0.002 6.666666667 1.056 0.982 1.226 0.984 0.494 0.397 0.407 0.365 0.181 0.195 0.002 6.75 1.051 0.978 1.204 0.974 0.492 0.395 0.403 0.363 0.18 0.194 0.002 6.833333333 1.047 0.974 1.181 0.964 0.489 0.392 0.399 0.361 0.178 0.193 0.002 6.916666667 1.042 0.97 1.16 0.955 0.486 0.39 0.395 0.36 0.176 0.192 0.002 7 1.038 0.966 1.138 0.945 0.484 0.388 0.391 0.358 0.175 0.19 0.002 7.083333333 1.034 0.962 1.117 0.936 0.481 0.386 0.386 0.356 0.173 0.189 0.002 7.166666667 1.029 0.958 1.097 0.926 0.479 0.383 0.383 0.355 0.172 0.188 0.002 7.25 1.025 0.954 1.076 0.917 0.477 0.381 0.379 0.353 0.17 0.187 0.002 7.333333333 1.021 0.95 1.057 0.908 0.474 0.379 0.375 0.351 0.169 0.186 0.001 7.416666667 1.017 0.946 1.037 0.899 0.472 0.377 0.371 0.35 0.167 0.185 0.001 7.5 1.012 0.942 1.018 0.891 0.469 0.375 0.368 0.348 0.166 0.184 0.001 7.583333333 1.008 0.938 0.999 0.882 0.467 0.373 0.364 0.347 0.165 0.183 0.001 7.666666667 1.004 0.934 0.981 0.873 0.465 0.371 0.36 0.345 0.163 0.182 0.001 7.75 1 0.93 0.963 0.865 0.463 0.369 0.357 0.344 0.162 0.182 0.001 7.833333333 0.996 0.926 0.945 0.857 0.461 0.367 0.354 0.342 0.161 0.181 0.001 7.916666667 0.991 0.922 0.928 0.849 0.458 0.365 0.35 0.341 0.159 0.18 0.001 8 0.987 0.918 0.911 0.841 0.456 0.363 0.347 0.339 0.158 0.179 0.001 8.083333333 0.983 0.915 0.894 0.833 0.454 0.361 0.344 0.338 0.157 0.178 0.001 8.166666667 0.979 0.911 0.877 0.825 0.452 0.359 0.341 0.337 0.156 0.177 0.001 Years MMCFPD Pawnee gross reserves from 63 horizontal wells Typical well EUR of 3.5 BCF Edwards development program being modeled from Pawnee 3.5 BCF horizontal well 3-D seismic being shot to optimize drilling locations Strong BTax Returns @$7.50/MCF IRR: 45%, DROI: 2.2 Working Interest: 80% to 100% Net Revenue Interest: 65% to 80% Drilling Cost: $3.5 MM / Well Avg. Well Life: 35 Years Edwards Modeling1 1 Modeling reflects geologic similarities between Pawnee and Edwards Trend Prospects; Edwards Trend drilling commenced within last 12 months Type Curve EUR (BCF) # of wells

Unbooked Resource Potential Drives Down F&D Costs Year End '05 Reserves2 (MMBOE) Resource Potential3 (MMBOE) Spraberry 404 100 Raton 246 70 Canada 24 60 Development Projects4 11 80 Edwards Trend 22 170 Uinta / Piceance / Sand Wash 14 130 Tunisia 4 40 Mid-Continent 136 - Other 4 - Total 865 650 4 Development projects include South Coast Gas, Oooguruk and Clipper 2 Pro forma for discontinued operations 1 Compares favorably to historical 3-year and 5-year F&D costs of $10.62 / BOE and $9.55 / BOE, respectively F&D cost for 650 MMBOE projected at $10 - $15 / BOE1 3 Excludes high-impact exploration

Approximate based on historical differentials to index prices % of production Gas Q4 '06 2007 2008 2009 Swaps - Old (MMBTUD) 63,875 24,195 - - NYMEX Price ($/MMBTU)1 $ 4.30 $ 4.25 - - Swaps - New (MMBTUD) - 85,000 15,000 - NYMEX Price ($/MMBTU)1 - $ 9.06 9.10 - Collars - Old (MMBTUD) 95,000 - - - Collars - New (MMBTUD) - 6,164 - - NYMEX Call Price ($/MMBTU)1 $15.25 $12.82 - - NYMEX Put Price ($/MMBTU)1 $6.96 $10.00 - - % Hedged N American Gas2 46% 32% 5% - % Hedged N American Gas (Swaps only)2 18% 30% 5% - Crude Swaps - Old (BPD) 5,000 6,000 6,500 - NYMEX Price ($/BBL) $37.20 $31.26 $31.19 - Collars - Old (BPD) 6,500 - - - NYMEX Call Price ($/BBL) $66.41 - - - NYMEX Put Price ($/BBL) $41.92 - - - % Hedge Total Liquids2 28% 15% 15% - % Hedged Total Liquids (Swaps only)2 12% 15% 15% - Total Equivalent % Hedged Total Equiv.2 39% 23% 7% - % Hedged Total Equiv. (Swaps only)2 16% 22% 7% - Hedge Position as of 10/30/2006 HEDGING STRATEGY Capture Spikes • Protect Capital Budget & Project Economics

Senior Notes and Credit Facility Maturities as of 9/30/06 2006 2007 2008 2009 2010 2011 2012 2028 $32 MM 8 1/4% $6 MM 5 7/8% $250 MM 7 1/5% 2016 $527 MM 5 7/8% 2021 $27 MM 4 3/4%1 2018 $450 MM 6 7/8% $1.5 B Credit Facility ($1.4 B extended to 2011) $4 MM 6 1/2% Debt Objectives Maintain debt-to-book capitalization ratio at less than 35% Maintain long-term debt-to-EBITDAX ratio less than 2x Convertible notes assumed in Evergreen merger; remaining bonds converted in Q4 '06 into $21.6 MM cash and 0.6 million shares (already included in diluted shares outstanding).

Q1 Q2 Q3 Q1 2000 Q2 2000 Q3 2000 Q4 2000 Q1 01 Q2 2001 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 LOE 2.99 2.42 2.47 2.18 2.05 2.2 2.33 2.36 2.58 2.89 3.19 3.29 2.88 2.63 2.68 3.02 3.3 3.29 3.44 3.43 3.71 3.81 4.22 4.8 5 5.63 4.81 6.15 6.23 5.99 Field Fuel 0.45 0.81 0.96 1.46 1.54 0.9 0.6 0.51 0.49 0.65 0.63 0.7 1 0.72 0.68 0.55 0.65 0.65 0.67 0.67 0.67 0.67 0.67 0.67 0.67 0.67 0.67 3rd Party FF 0.12 0.21 0.25 0.35 0.39 Transportation 0.33 0.34 0.33 0.15 0.4 0.48 0.52 0.57 0.54 0.55 0.54 0.55 0.48 0.38 0.37 0.37 0.47 0.47 0.49 0.25 0.88 1.19 1 1.04 1 1.2 1.25 Prod Taxes 0.27 0.38 0.37 0.67 0.67 0.79 0.93 1.08 0.76 0.61 0.53 0.5 0.63 0.6 0.43 0.84 0.59 0.55 0.56 0.59 0.59 0.59 0.77 2.23 2.54 2.72 3.32 2.96 3.28 3.2 Workover 0.05 0.1 0.16 0.28 0.06 0.11 0.16 0.21 0.16 0.16 0.14 0.3 0.28 0.26 0.17 0.2 0.11 0.15 0.13 0.23 0.28 0.17 0.29 0.62 0.57 0.54 0.56 0.72 0.74 0.92 Production Costs (per BOE) Production & Ad Valorem Taxes Q 3 2005 Q 4 2005 $9.89 Q 1 2006 $9.73 $2.72 $1.00 $5.63 $0.54 $3.32 $ 1.04 $4.81 $0.56 $11.04 $2.96 $1.21 $0.72 Q 2 2006 $6.15 Note: All periods presented have been restated to exclude discontinued operations. VPP-Adjusted $9.89 $9.47 $9.06 $9.19 $9.84 Workovers LOE Transportation Q 3 2006 $11.45 $3.28 $1.20 $0.74 $6.23 $5.23 $5.18 Production Cost LOE $11.36 $3.20 $1.25 $0.92 $5.99 $4.48 $5.28 $5.38

9 Months 2006 Production Cost vs. Peers PXD 9.7403 1.55 NBL 6.6533 CHK 6.9531 EOG 7.3425 RRC 7.5 7.5 NFX 7.9593 APA 8.739 XTO 9.3587 KWK 10.7948 XEC 11.3054 PPP 13.2844 PXP 14.0022 $ / BOE 11.29 6.65 6.95 7.34 7.50 7.96 8.74 14.00 13.28 10.79 9.36 9 Months 2006 Average (9.44) 9.74 if VPP Volumes Added Sources: UBS Investment Research & company financials 1.55 11.31

VPP - Adjusted Production Costs Pioneer presents VPP-Adjusted Production Costs (per BOE) and VPP- Adjusted LOE (per BOE) to assist investors in considering the Company's costs in relation to the total BOEs (reported sales volumes plus VPP delivered volumes) in connection with which those costs were incurred. VPP-Production Costs (per BOE) and VPP-Adjusted LOE (per BOE) are calculated as follows: Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Production costs as reported (thousands): LOE $ 52,856 $ 6,036 $ 52,735 $ 56,071 $ 54,266 Total $ 92,809 $ 93,046 $ 94,683 $103,065 $102,970 Production (MBOE): As reported 9,387 9,559 8,573 8,999 9,064 VPP deliveries 714 712 1,421 1,419 1,402 VPP-adjusted production 10,101 10,271 9,994 10,418 10,466 Production costs per BOE: As reported: LOE $ 5.63 $ 4.81 $ 6.15 $ 6.23 $ 5.99 Total $ 9.89 $ 9.73 $ 11.04 $ 11.45 $ 11.36 VPP-adjusted: LOE $ 5.23 $ 4.48 $ 5.28 $ 5.38 $ 5.18 Total $ 9.19 $ 9.06 $ 9.47 $ 9.89 $ 9.84

Certain Reserve Information The U.S. Securities and Exchange Commission (the "SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Pioneer uses certain terms in this presentation, such as "resource", "estimated ultimate recovery (EUR)", "estimated", "reserve potential", "resource potential" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines prohibit Pioneer from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being recovered by Pioneer.